CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 22, 1998 included in this Form 10-K, into High Point Financial Corp.'s previously filed Registration Statement No. 2-97635 on Form S-3, Registration Statement No. 33-12243 on Form S-2, Registration Statement No. 33-18227 on Form S-8, Registration Statement No. 33-18226 on Form S-3, Registration Statement No. 33-22288 on Form S-3, Registration Statement No. 33-37621 on Form S-8, Registration Statement No. 33-76296 on Form S-2 and Registration Statement No. 333-06811 on Form S-8.



                              ARTHUR ANDERSEN LLP



Roseland, New Jersey
March 30, 1998